J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

June 30, 2019

(Unaudited)

			% of
Investment Funds (e)	Cost ($)	Value ($)	Net Assets	Liquidity (d)
Event Driven
HG Vora Special Opportunities Fund, Ltd. (a)	3,996,176	4,328,023	5.50	Quarterly
Magnetar PRA Fund, Ltd. (a)	3,544,693	3,786,144	4.81	Monthly
Senator Global Opportunity Offshore Fund Ltd (a)	1,952,022	1,999,670	2.54	Quarterly
York European Opportunities Unit Trust (a)	2,434,965	2,374,367	3.02	Quarterly
Third Point Offshore Fund, Ltd. (a)	2,474,397	3,172,795	4.03	Quarterly
Varde Credit Partners (Offshore), Ltd. (a)	2,797,644	2,889,780	3.67	Quarterly

Total	17,199,897	18,550,779	23.57

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (a)	2,200,000	2,363,265	3.00	Monthly
Coatue Offshore Fund, Ltd. (a)	2,419,334	3,371,575	4.29	Quarterly
Glenview Capital Partners (Cayman), Ltd. (a)	2,113,649	2,032,850	2.58	Quarterly
Lakewood Capital Offshore Fund, Ltd. (a)	3,287,519	3,866,070	4.91	Quarterly

Total	10,020,502	11,633,760	14.78

Opportunistic/Macro
Brevan Howard Fund, Ltd. (a)	3,650,000	3,965,646	5.04	Monthly
D.E. Shaw Oculus International Fund	4,188,192	4,868,689	6.19	Quarterly
Emerging Market Currency Fund (a)	1,824,263	1,975,746	2.51	Quarterly
Fort Global Offshore Fund, SPC (a)	2,011,908	2,153,221	2.73	Daily
The Winton Fund Limited (a)	1,960,773	2,019,388	2.57	Monthly

Total	13,635,136	14,982,690	19.04

Relative Value
D.E. Shaw Composite International Fund	5,658,453	7,678,467	9.76	Quarterly
Dollar Senior Loan Offshore Fund II, Ltd (a)	2,350,000	2,385,708	3.03	Monthly
Field Street Offshore Fund, Ltd. (a)	2,808,017	2,823,107	3.59	Monthly
Good Hill Overseas Fund, Ltd. (a)	3,630,000	3,715,943	4.72	Monthly
King Street Capital, Ltd. (a)	204,496	238,788	0.30	Quarterly/Side Pocket*
Two Sigma Spectrum Cayman Fund, Ltd. (a)	5,612,791	6,697,346	8.51	Quarterly

Total	20,263,757	23,539,359	29.91

Total Investments in Investment Funds	61,119,292	68,706,588	87.30

Registered Investment Companies
Equity Funds
Blackrock Event Driven Equity Fund	1,379,020	1,436,767	1.83	Daily
Diamond Hill Long-Short Fund	2,191,413	2,214,002	2.81	Daily
PIMCO Mortgage Opportunities and Bond Fund	2,291,996	2,288,785	2.91	Daily

Total Investments in Registered Investment Companies	5,862,429	5,939,554	7.55

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

June 30, 2019

(Unaudited)

			% of
	Cost ($)	Value ($)	Net Assets	Liquidity
Short-Term Investment
Investment Company
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 2.25% (b),(c)	3,106,995	3,106,995	3.95	Daily

Total Short-Term Investment	3,106,995	3,106,995	3.95

Total Investments	70,088,716†	77,753,137	98.80

Other Assets, less Liabilities		947,999	1.20

Net Assets		78,701,136	100.00

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $56,167,292.
(b)

Investment in affiliate. The Fund holds 3,106,995 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2019.
(d)	Certain funds (except registered investment companies and short-term investment) may be subject to an initial lock-up period.
(e)	Non-income producing investments.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
†

The cost of investments in Investment Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income has not been provided to the Fund for all of the Investment Funds as of June 30, 2019. As such, the tax basis of investments in Investment Funds listed below relates to the most recent available taxable income adjustment allocated to the Fund as of March 31, 2019.

Aggregate cost	$84,473,062

Gross unrealized appreciation	$-
Gross unrealized depreciation	(432,551)

Net unrealized appreciation (depreciation)	$(432,551)

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

June 30, 2019

(Unaudited)

Investment Strategy as a Percentage of Total Investments

Event Driven	23.86%
Long/Short Equities	14.96%
Opportunistic/Macro	19.28%
Relative Value	30.27%
Equity Funds	7.64%
Short-Term Investment	3.99%

Total	100.00%

The management agreements of the general partners/managers of the investment funds provide for compensation to such general partners/managers in the form of management fees ranging from 0.75% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Schedule of Investments June 30, 2019 (Unaudited)

Valuation of Investments

The valuation of the investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the J.P. Morgan Access Multi-Strategy Fund II’s (the “Fund”) valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

J.P. Morgan Investment Management Inc. (“JPMIM” or the “Administrator”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Schedule of Investments June 30, 2019 (Unaudited) (continued)

Investments in affiliated and non-affiliated investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of June 30, 2019, Investment Funds with a fair value of $68,706,588 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.